UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2026

NRG ENERGY, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-15891 (Commission File Number)	41-1724239 (IRS Employer Identification No.)

1301 McKinney Street, Houston, Texas 77010

(Address of principal executive offices, including zip code)

(713) 537-3000
(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	NRG	New York Stock Exchange
Common Stock, par value $0.01	NRG	NYSE Texas

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

NRG Energy, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”) on April 30, 2026, at which the Company’s stockholders voted on the following proposals, which are described in further detail in the Company’s definitive proxy statement on Schedule 14A filed with the SEC on March 18, 2026, as supplemented on April 16, 2026. Set forth below are the final voting results for each of the proposals submitted to a vote of the stockholders.

(a) Proposal 1 - Election of ten directors

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Antonio Carrillo	163,979,465	21,221,546	90,799	13,218,017
Matthew Carter, Jr.	161,028,806	24,171,644	91,360	13,218,017
Heather Cox	166,706,579	18,503,117	82,114	13,218,017
Elisabeth B. Donohue	180,570,926	4,640,095	80,789	13,218,017
Marwan Fawaz	180,561,718	4,639,179	90,913	13,218,017
Robert J. Gaudette	181,547,429	3,655,871	88,510	13,218,017
Sanjay Kapoor	181,524,672	3,675,831	91,307	13,218,017
Alexander Pourbaix	166,559,315	18,645,293	87,202	13,218,017
Alexandra Pruner	179,205,784	6,005,552	80,474	13,218,017
Marcie C. Zlotnik	181,485,444	3,725,310	81,056	13,218,017

With respect to the foregoing Proposal 1, all ten directors were elected and each received the affirmative vote of a majority of the votes cast at the Annual Meeting.

(b) Proposal 2 - Advisory vote on the compensation of the Company’s named executive officers.

Votes For	Votes Against	Abstentions	Broker Non-Votes
161,705,353	23,327,618	258,839	13,218,017

The foregoing Proposal 2 was approved.

(c) Proposal 3 - Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the 2026 fiscal year.

Votes For	Votes Against	Abstentions	Broker Non-Votes
190,836,342	7,590,890	82,595	N/A

The foregoing Proposal 3 was approved.

(d) Proposal 4 - Approval of the NRG Energy, Inc. 2026 Long-Term Incentive Plan (the “New LTIP”).

Votes For	Votes Against	Abstentions	Broker Non-Votes
178,246,024	6,777,642	268,144	13,218,017

The foregoing Proposal 4 was approved.

(e) Proposal 5 - A stockholder proposal to give shareholders the ability to call for a special shareholder meeting.

Votes For	Votes Against	Abstentions	Broker Non-Votes
102,919,685	82,121,166	250,959	13,218,017

The foregoing Proposal 5 was approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NRG Energy, Inc.
(Registrant)

By:	/s/ Christine A. Zoino
Christine A. Zoino
Corporate Secretary

Dated: May 1, 2026